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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DECEMBER 11, 1998
Date of Report

(Earliest Reported
Event is November 19, 1998)


                          PHP HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NO. 0-16235


           DELAWARE                               54-1023168
(State or other jurisdiction of        (IRS Employer Identification No.)
incorporation or jurisdiction)


11440 COMMERCE PARK DRIVE
RESTON, VIRGINIA                                    20191
(Address of principal                             (Zip Code)
executive offices)


                                (703) 758-3600
              Registrant's telephone number, including area code:


_________________________________________________________________________
(Former names or former address, if changed since last report)


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Item 5.  Other Events
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On November 19, 1998, PHP Healthcare Corporation (the "Company") filed in United
States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 98-2608(JJF), a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. Also filing petitions with the Bankruptcy Court on November 19, 1998 for relief under Chapter 11 of the United States Bankruptcy Code were two subsidiaries of the Company: (i) Pinnacle Health Enterprises, LLC (Bankruptcy Case No. 98-2610) and (ii) PHP NJ MSO, Inc. (Bankruptcy Case No. 98-2609). On November 23, 1998, the Bankruptcy Court entered an order converting the Chapter 11 bankruptcy cases of Pinnacle Health Enterprises, LLC and PHP NJ MSO, Inc. to proceedings under Chapter 7 of the United States Bankruptcy Code. On November 23, 1998, the Company also disseminated the press release filed with this Current Report on Form 8-K as
Exhibit 99.1.

On November 19, 1998, the New York Stock Exchange ("NYSE") informed the Company that trading in the common stock of the Company (the "Common Stock") was suspended as of November 19, 1998 and that application will be made by the NYSE to the Securities and Exchange Commission to delist the Common Stock. The NYSE advised the Company that the action was being taken in view of the fact that the Company has fallen below the NYSE's continued listing criteria.

On November 25, 1998, the Board of Directors of the Company temporarily suspended Jack M. Mazur as the President and Chief Executive Officer of the Company. Thereafter, the Board of Directors appointed Kenneth H. Weixel as the Acting President and Chief Executive Officer of the Company. On November 25, 1998, the Company also disseminated the press release filed with this Current Report on Form 8-K as Exhibit 99.2.

On November 30, 1998, the Board of Directors of the Company determined to postpone indefinitely the annual meeting of stockholders of the Company, which had previously been scheduled for December 17, 1998. On December 2, 1998, the Company also disseminated the press release filed with this Current Report on Form 8-K as Exhibit 99.3.
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits.  The following exhibits are furnished as part of this report:

     Exhibit        Description
     -------        -----------

      99.1 Press Release, dated November 19, 1998, issued by PHP Healthcare Corporation

      99.2 Press Release, dated November 25, 1998, issued by PHP Healthcare Corporation

      99.3 Press Release, dated December 2, 1998, issued by PHP Healthcare Corporation


FORWARD LOOKING STATEMENTS

     This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PHP HEALTHCARE CORPORATION


                                    /s/ Kenneth H. Weixel
                               By:  _________________________________
                                    Name:  Kenneth H. Weixel
                                    Title: President and Chief Executive Officer


Dated:  December 11, 1998
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                                 EXHIBIT INDEX

     Exhibit        Description
     -------        -----------

      99.1 Press Release, dated November 19, 1998, issued by PHP Healthcare Corporation

      99.2 Press Release, dated November 25, 1998, issued by PHP Healthcare Corporation

      99.3 Press Release, dated December 2, 1998, issued by PHP Healthcare Corporation